UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2013

REAL ESTATE ASSOCIATES LIMITED III

(Exact name of registrant as specified in its charter)

California	0-10673	95-3547611
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

80 International Drive Greenville, South Carolina 29615
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code:  (864) 239-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

Real Estate Associates Limited III, a California limited partnership (the “Registrant”), holds a 99% limited partnership interest in Marina Del Rey Limited Dividend Partnership Associates, a Massachusetts limited partnership (“Marina Del Rey”).

As previously disclosed, on October 26, 2011, Marina Del Rey entered into a purchase and sale contract to sell its investment property to a third party.

As previously disclosed, on November 16, 2012, Marina Del Rey entered into an amendment to its purchase and sale contract, the terms of which extended the closing date for the sale of Marina Del Rey’s investment property to June 28, 2013.

On June 21, 2013, Marina Del Rey entered into an amendment to its purchase and sale contract, the terms of which extended the closing date for the sale of Marina Del Rey’s investment property to December 3, 2013.  The Registrant’s investment balance in Marina Del Rey was zero as of March 31, 2013 and December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED III

By: National Partnership Investments, LLC Corporate General Partner By: /s/ Edward Schmidt
Edward Schmidt
Director of Reporting

     DATED:       June 26, 2013